united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	513-587-3400

Date of fiscal year end:	06/30

Date of reporting period:	06/30/19

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

Silk Invest New Horizons Frontier Fund

June 30, 2019

Fund Adviser:

Silk Invest Limited
68 Lombard Street
London, EC3V 9LJ
United Kingdom
(800) 797-9745

invest@silkinvest.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (800) 797-9745. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited)

Dear Shareholders:

The investment objective of the Silk Invest New Horizons Frontier Fund (the “Fund”) is capital appreciation. The objective is measured against the MSCI Frontier Markets Index (Net).

Performance Review

The Fund’s Institutional Class returned -14.83%, net of fees, for the year ending June 30, 2019, compared to the +4.92% returned by its benchmark, the MSCI Frontier Markets Index (Net). As a reference, the broader MSCI Frontier Emerging Markets Index (Net) returned +8.29% during the same period. The Fund under-performed the benchmark significantly. This was mainly attributable to allocation effects and, in particular, to our underweight position in Kuwait and our overweight position in Nigeria versus the index, as well as the negative performance coming from our off-benchmark exposure in Pakistan, Egypt and the United Arab Emirates.

During the second half of 2018 global macro-economic indicators decelerated, evident in Purchasing Manager’s Index and consumer spending, and due to a general economic slowdown and rising U.S.-China trade war tensions. The U.S., however, remained an exception, with inflows of foreign capital flows attracted to rising interest rates and a strengthening dollar. The pessimistic momentum also continued during the first half of 2019, which pushed major central banks, including the People’s Bank of China, to take precautionary policy steps in order to avoid further deterioration in global liquidity. Monetary authorities in New Zealand, Australia and India cut interest rates, while in the U.S. and Europe, policy makers highlighted the need for a renewed cycle of monetary easing. A global disinflation cycle persisted, as headline inflation fell in major developed economies.

The U.S. interest rate curve started flattening towards the end of 2018, and eventually inverted in early 2019 with 10 year yields stabilizing below 3 month rates mid-2019. The value of negative yielding global bonds exceeded USD 13 trillion by the end of June. Market derived probabilities indicate more than a 90% chance of two rate cuts in the U.S. by the end of 2019. Broad commodities witnessed negative momentum, despite the fact that gold jumped by 12.47% year over year, as West Texas Intermediate crude oil surged 21.15% year over year. The U.S. dollar, as measured by the U.S. Dollar Index, rose 1.76%, as the currency continued to strengthen due to rising interest rates. However, towards mid-2019, the index witnessed a correction, as the Fed’s interest rate guidance led to the currency weakening.

In the Emerging and Frontier worlds, equity prices remained under pressure due to depreciating currencies. While regional political tensions were overhanging the developing world and were a contributor to market volatility, elections in Kenya, Pakistan, South Africa, Nigeria and Bangladesh witnessed smooth democratic transitions. Macro-economic indicators showed some reduction in current account deficits, a stabilization, or even a decline, in headline inflation numbers, and an appreciation in the local currencies, particularly in the African region. In the meantime, the macro picture in Argentina and Pakistan worsened, and the respective regimes had to consider external support from the International Monetary Fund.

Fund Outlook and Strategy

Frontier economies are in general localized and are somewhat protected from global economic cycles. The local stock markets are, however, in many cases dependent on foreign investors; hence, any shift in global sentiment can affect these markets. Potential lower interest rates globally will likely make frontier markets more attractive and result in increased flows. We believe the Fund is well positioned to benefit from this, due to solid earnings outlooks for the companies in which it is invested.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

Sub-Saharan Africa is undergoing an economic revival supported by the smooth post-election transitions, and interest rate stability in most of the African countries is providing evidence that inflationary pressures are under control. In Nigeria, President Buhari has been slow in forming his new cabinet, which has weighed on the policy direction. In the meantime, Kenya’s government has successfully issued another Eurobond, which further strengthened its pro-growth policies and investors’ confidence in the local regime.

In the Gulf Cooperation Council* region, Saudi Arabia is expected to list its state oil producer Saudi Aramco between 2020 and 2021, depending on market conditions. The United Arab Emirates government has revised downwards its expectations for economic growth in 2019, with real GDP now expected to grow 2% this year, compared to 3.5% stated earlier due to lower oil-based GDP growth forecast. As to Kuwait, the country is expected to remain the main attraction for investors due to its increased weight in the MSCI Frontier Markets Index and its expected future inclusion in the MSCI Frontier Emerging Markets Index.

In Asia, Pakistan officially entered into the International Monetary Fund program in early July by meeting most of the pre-conditions set by the lender. The country will benefit from a USD 6.0 billion Extended Fund Facility for the next three years. With major currency depreciation and the interest rate hike cycle over, we expect the economy to recover, albeit at a slower pace. Investors remain attracted by Vietnam’s economic stability and its recent increased weight in the MSCI Frontier Emerging Markets Index.

The Fund

For the year ended June 30, 2019, the Fund’s three investments with the strongest contribution to absolute return were Kuwait’s top tier Bank National Bank of Kuwait (+36.4% in local currency), Morocco’s rising consumer name Label Vie (+18.8% in local currency) and Herfy Food Services, another consumer sector name based in Saudi Arabia (+20.6% in local currency). Conversely, the three investments that detracted most from absolute return were Lafarge Africa – a cement company in Nigeria, which fell 69.8% in local currency terms, Cablevision Holding GDR – a communications equipment related company in Argentina, which declined by 60.3% in local currency terms, and Egypt’s Real Estate developer Palm Hills Development, which was down by 45.8% in local currency terms.

On a country basis, the most positive contribution to absolute return came from allocations to equity markets in Kuwait and Bangladesh, which surged 18.9% and 0.5% respectively as measured by the local country indices. Allocation and stock selection in South Africa, an off-benchmark position (which was eventually exited), was the third largest positive contributor to the Fund’s performance during the period under review. Exposure to Nigeria (local index down 21.7%), provided the most negative impact on the Fund’s absolute performance due to underperformance from the cement sector holding in the Fund. Pakistan, another off-benchmark position in the Fund, was down 19.1% due to an economic slowdown and lack of policy direction from the incumbent government. It was the second major negative contributor to the Fund’s performance.

We believe the Silk Invest New Horizons Frontier Fund continues to offer attractive valuations, and the stocks in which we have invested maintain a solid earnings outlook. The current Price to Earnings (P/E) of the Fund stands at 11.0x, while the dividend yield is at 4.1%.

Silk Invest Ltd.

*	The Gulf Cooperation Council is made up of Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and the United Arab Emirates.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns(a) (for the periods ended June 30, 2019)
	One Year	Three Year	Since Inception (05/25/16)
Silk Invest New Horizons Frontier Fund - Institutional Class	(14.83)%	(1.47)%	(2.35)%
MSCI Frontier Markets Index (b)	4.92%	8.37%	6.72%

Total annual operating expenses, as disclosed in the Silk Invest New Horizons Frontier Fund (the “Fund”) prospectus dated October 28, 2018, as amended December 21, 2018, were 2.14% of average daily net assets (1.74% after fee waivers). Silk Invest Limited (the “Adviser”) contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.74% of the Fund’s average daily net assets for Institutional Class shares through October 31, 2019. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Additional information pertaining to the Fund’s expense ratios as of June 30, 2019 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (800) 797-9745.

(a)

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower.

(b)

The MSCI Frontier Markets Index (the “Index”) captures large and mid-cap representation across 28 Frontier Markets (FM) countries: Bahrain, Bangladesh, Burkina Faso, Benin, Croatia, Estonia, Guinea-Bissau, Ivory Coast, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Kazakhstan, Mauritius, Mali, Morocco, Niger, Nigeria, Oman, Romania, Serbia, Senegal, Slovenia, Sri Lanka, Togo, Tunisia and Vietnam. The index includes 95 constituents, covering about 85% of the free float-adjusted market capitalization in each country. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 797-9745.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

INVESTMENT RESULTS – (Unaudited) (continued)

This graph shows the value of a hypothetical initial investment of $100,000 made on May 25, 2016 (commencement of operations) for the Fund’s Institutional Class and held through June 30, 2019. The MSCI Frontier Markets Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual may invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 797-9745.

You should carefully consider the investment objectives, risks, charges and expenses of the fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

(a)	As a percentage of total net assets.

The investment objective of the Fund is capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year within sixty days after the end of the period. The Fund’s portfolio holdings are available at the SEC’s website at www.sec.gov.

Silk Invest New Horizons Frontier Fund

SCHEDULE OF INVESTMENTS

June 30, 2019

	Shares	Fair Value
COMMON STOCKS — 91.61%

Bangladesh — 8.74%
BRAC Bank Ltd.(a)	2,069,425	$1,616,891
GrameenPhone Ltd.	377,000	1,625,200
		3,242,091
Egypt — 12.72%
EFG-Hermes Holding Company	1,112,625	1,140,076
ElSwedy Electric Company	1,215,600	1,040,567
Ibnsina Pharma SAE	1,094,368	788,993
Obour Land For Food Industries(b)	1,938,522	841,534
Orascom Development Egypt(a)	1,048,000	428,583
Talaat Moustafa Group	735,000	476,627
		4,716,380
Kenya — 9.96%
Centum Investment Company Ltd.(b)	2,140,670	656,416
Equity Group Holdings Ltd.	1,050,000	399,880
KCB Group Ltd.	2,565,000	958,117
Safaricom Ltd.	6,120,000	1,679,415
		3,693,828
Kuwait — 8.40%
HumanSoft Holding Company KSCC	81,500	819,567
Mobile Telecommunications Company	795,000	1,386,140
National Bank of Kuwait SAK	282,000	909,018
		3,114,725
Morocco — 6.08%
Auto Hall	48,926	331,095
Douja Promotion Groupe Addoha SA	294,650	303,097
Label Vie	6,201	1,619,764
		2,253,956
Nigeria — 12.57%
Guaranty Trust Bank plc	9,515,504	870,216
Lafarge Africa plc(a)(b)	41,903,078	1,397,740
MTN Nigeria Communications PLC(a)	1,000,000	358,721
Nestle Nigeria plc	149,862	579,036
Zenith Bank plc	26,469,452	1,456,831
		4,662,544
Pakistan — 7.43%
Engro Corporation Ltd.	401,500	654,408
Lucky Cement Ltd.	287,300	670,608
MCB Bank Ltd.	450,000	481,610
Nishat Mills Ltd.	738,000	423,194
United Bank Ltd.	580,000	524,420
		2,754,240
Qatar — 4.32%
Ooredoo QPSC	89,220	1,602,958

United Arab Emirates — 13.20%
Air Arabia PJSC(a)	5,219,000	1,491,894
Aramex PJSC	1,390,000	1,604,508
Emaar Properties PJSC	1,479,300	1,800,218
		4,896,620

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2019

	Shares	Fair Value
COMMON STOCKS (cont.)

Vietnam — 8.19%
Masan Group Corporation(a)	200,000	$713,341
SSI Securities Corporation	869,000	926,595
Vincom Retail JSC	437,500	635,544
Vinhomes JSC(a)	223,000	759,805
		3,035,285

Total Common Stocks (Cost $38,997,836)		33,972,627

MONEY MARKET FUNDS - 5.98%
First American Government Obligations Fund, Class X, 2.30%(c)	2,215,856	2,215,856

Total Money Market Funds (Cost $2,215,856)		2,215,856

Total Investments — 97.59% (Cost $41,213,692)		36,188,483

Other Assets in Excess of Liabilities — 2.41%		893,546

NET ASSETS — 100.00%		$37,082,029

(a)	Non-income producing security.
(b)	All or a portion of this security has been deemed illiquid by the Adviser.
(c)	Rate disclosed is the seven day effective yield as of June 30, 2019.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019

Assets
Investments in securities at fair value (cost $41,213,692)	$36,188,483
Foreign currency (cost $239,699)	241,619
Receivable for investments sold	763,543
Dividends receivable	116,676
Prepaid expenses	20,492
Total Assets	37,330,813

Liabilities
Payable to Adviser	27,466
Payable to Administrator	8,100
Deferred foreign capital gains taxes	166,163
Other accrued expenses	47,055
Total Liabilities	248,784

Net Assets	$37,082,029

Net Assets consist of:
Paid-in capital	$45,156,009
Accumulated deficit	(8,073,980	)(a)

Net Assets	$37,082,029

Institutional Class:

Shares outstanding (unlimited number of shares authorized, no par value)	4,467,343
Net asset value, offering and redemption price per share(b)	$8.30

(a)	Net of $166,163 in deferred foreign capital gain taxes.
(b)	The fund charges a 2.00% redemption fee on shares redeemed within 180 days of purchase.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

STATEMENT OF OPERATIONS

For the year ended June 30, 2019

Investment Income
Dividend income (net of foreign taxes withheld of $194,760)	$1,648,070
Total investment income	1,648,070

Expenses
Adviser	620,103
Custodian	148,779
Audit and tax	29,700
Registration	29,408
Fund accounting	29,185
Administration	28,962
Legal	24,356
Transfer agent	17,725
Pricing	16,900
Report printing	13,999
Trustee	13,056
Compliance services	11,784
Administrative services plan, Service Class(a)	10,726
Insurance	3,265
Miscellaneous	12,302
Total expenses	1,010,250
Fees waived by Adviser	(196,779)
Net operating expenses	813,471
Net investment income	834,599

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(1,894,213	)(b)
Net realized loss on foreign currency translations	(62,799)
Net change in unrealized depreciation on:
Investments	(6,628,699	)(c)
Foreign currency	(5,749)

Net realized and change in unrealized loss on investments and foreign currency transactions	(8,591,460)

Net decrease in net assets resulting from operations	$(7,756,861)

(a)	Effective December 20, 2018, Service Class shares were converted to Institutional Class shares.
(b)	Net of $31,993 in foreign capital gain taxes.
(c)	Net of decrease in deferred foreign capital gain taxes of $24,842.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018(a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$834,599	$1,192,866
Net realized gain (loss) on investment securities transactions	(1,957,012)	627,501
Net change in unrealized depreciation of investment securities	(6,634,448)	(1,498,204)
Net increase (decrease) in net assets resulting from operations	(7,756,861)	322,163

Distributions to Shareholders from Earnings
Institutional Class	(1,910,146)	(1,686,874)
Service Class(b)	(762,322)	(917,605)
Total distributions	(2,672,468)	(2,604,479)

Capital Transactions - Institutional Class
Proceeds from shares sold	5,558,384	611,004
Reinvestment of distributions	1,893,881	1,671,312
Amount paid for shares redeemed	(10,080,215)	(2,215,661)
Shares issued in connection with class consolidation(b)	11,477,752	—
Total Institutional Class	8,849,802	66,655

Capital Transactions - Service Class(b)
Proceeds from shares sold	922,886	3,815,159
Proceeds from redemption fees	7,144	91
Reinvestment of distributions	751,082	912,627
Amount paid for shares redeemed(c)	(5,714,421)	(4,692,322)
Shares redeemed in connection with class consolidation(b)	(11,477,752)	—
Total Service Class	(15,511,061)	35,555
Net increase (decrease) in net assets resulting from capital transactions	(6,661,259)	102,210

Total Decrease in Net Assets	(17,090,588)	(2,180,106)

Net Assets
Beginning of year	54,172,617	56,352,723
End of year	$37,082,029	$54,172,617

Share Transactions - Institutional Class
Shares sold	674,043	54,703
Shares issued in reinvestment of distributions	226,270	154,465
Shares redeemed	(1,201,464)	(193,857)
Shares issued in connection with class consolidation	1,383,431	—
Total Institutional Class	1,082,280	15,311

Share Transactions - Service Class(b)
Shares sold	92,161	334,433
Shares issued in reinvestment of distributions	89,628	84,346
Shares redeemed	(625,765)	(424,333)
Shares redeemed in connection with class consolidation	(1,382,576)	—
Total Service Class	(1,826,552)	(5,554)

(a)

For the year ended June 30, 2018, distributions from earnings consisted of $462,441 (Institutional Class) and $245,120 (Service Class) from net investment income, and $1,224,433 (Institutional Class) and $672,485 (Service Class) from net realized gains. As of June 30, 2018, accumulated net investment income was $1,048,141.

(b)	Effective December 20, 2018, Service Class shares were converted to Institutional Class shares.
(c)	The Fund charges a 2.00% redemption fee on shares redeemed within 180 days of purchase.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

FINANCIAL HIGHLIGHTS - Institutional Class(a)

For a share outstanding during each period

	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(b)		For the Period Ended October 31, 2016(c)
Selected Per Share Data:
Net asset value, beginning of period	$10.40	$10.83	$9.40		$10.00
Investment operations:
Net investment income	0.16	0.23	0.14		0.04
Net realized and unrealized gain (loss)	(1.70)	(0.16)	1.32		(0.64)
Total from investment operations	(1.54)	0.07	1.46		(0.60)

Less Distributions:
Net investment income	(0.22)	(0.14)	(0.03)		—
Net realized gains	(0.34)	(0.36)	—		—
Total distributions	(0.56)	(0.50)	(0.03)		—

Net asset value, end of period	$8.30	$10.40	$10.83		$9.40

Total Return(d)	(14.83)%	0.40%	15.56	%(e)	(6.00	)%(e)

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$37,082	$35,195	$36,504		$29,376
Ratio of net expenses to average net assets	1.74%	1.83%	1.85	%(f)	1.85	%(f)
Ratio of gross expenses to average net assets before waiver and reimbursement	2.19%	2.14%	2.21	%(f)	2.27	%(f)
Ratio of net investment income to average net assets	2.07%	2.02%	2.29	%(f)	1.08	%(f)
Portfolio turnover rate	27%	39%	25	%(e)	15	%(e)

(a)

Effective December 20, 2018, Service Class shares were converted to Institutional Class shares. The amounts presented represent the results of the Institutional Class shares for the periods prior to the conversion and the results of the combined share class for the period subsequent to the conversion.

(b)	Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.
(c)	For the period May 25, 2016 (commencement of operations) to October 31, 2016.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

NOTE 1. ORGANIZATION

The Silk Invest New Horizons Frontier Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 15, 2017. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is the legal successor to the Frontier Silk Invest New Horizons Fund, a series of Frontier Funds, Inc., an unaffiliated registered investment company (the “Predecessor Fund”). On April 6, 2018, the Fund (which had no prior activity or net assets) acquired all the net assets of the Predecessor Fund pursuant to a plan of reorganization. The Fund is one of a series of funds currently authorized by the Board. The Predecessor Fund commenced operations on May 25, 2016. The investment adviser to the Fund is Silk Invest Limited (the “Adviser”). The investment objective of the Fund is capital appreciation. Prior to December 21, 2018, the Fund offered two classes of shares; the Institutional Class and the Service Class. The Institutional Class commenced operations on May 25, 2016. The Service Class commenced operations on May 27, 2016. Effective on the close of business on December 20, 2018, Service Class shares were converted into Institutional Class shares. Each share of the Fund has the same voting and other rights and preferences as any other share of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended June 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in certain foreign jurisdictions on gains realized upon sale of securities. The Fund accrues a deferred liability for unrealized gains in excess of available loss carryforwards on certain foreign securities based on existing tax rates and holding periods of the securities. As of June 30, 2019, the Fund recorded deferred liabilities for potential future capital gain taxes of $166,163.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Redemption Fee – The Fund charges a 2.00% redemption fee for shares redeemed within 180 calendar days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily net asset value (“NAV”) calculation.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Income received from participation (equity-linked) notes (“P-Notes”) is recorded as dividend income on the Statement of Operations. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax codes and regulations.

Foreign Currency Translation and Risks – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. The Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract. Investments in securities of foreign companies involve additional risks including:

Foreign Securities Risks – Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign taxes. Geopolitical events, including those in the Middle East, may also cause market disruptions.

Frontier Markets Risks – Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties. Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism and other confiscation, could result in loss. Frontier market securities also tend to be less liquid.

Currency Risks – The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including but not limited to, changes in interest rates, intervention by central banks or supranational entities such as the International Monetary Fund, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier markets companies trade.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

P-Note Risks – P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of an underlying security or market. The risks of P-Notes include many of the risks associated investing directly in foreign securities. Additionally, P-Notes may be subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligations under the notes. While the Fund is entitled to receive from the bank or broker any dividends or other distributions paid on the underlying securities linked to its investment in P-Notes, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. As of June 30, 2019, the Fund did not hold any P-Notes.

Restricted and Illiquid Securities – A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “Act”), pursuant to the resale limitations provided by Rule 144A or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. As of June 30, 2019, the Fund did not hold any restricted securities.

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those investments that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. Illiquid securities may be valued under methods approved by the Board as reflecting fair value. As of June 30, 2019, the Fund had investments in illiquid securities with a total value of $1,299,446 or 3.51% of total net assets.

Dividends and Distributions - The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2019:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks(a)	$24,441,877	$9,530,750	$—	$33,972,627
Money Market Funds	2,215,856	—	—	2,215,856
Total	$26,657,733	$9,530,750	$—	$36,188,483

(a)	Refer to Schedule of Investments for country classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.35% of the Fund’s average daily net assets. For the fiscal year ended June 30, 2019, the Adviser earned a fee of $620,103 from the Fund before the waiver and reimbursement described below. At June 30, 2019, the Fund owed the Adviser $27,466 for advisory services.

The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 1.74% of the Fund’s average daily net assets for Institutional Class shares through October 31, 2019. This expense cap may not be terminated prior to this date except by the Board.

Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. As of June 30, 2019, the Adviser may seek repayment of investment advisory fees waived and expense reimbursements as follows:

Recoverable through
June 30, 2021	$43,591
June 30, 2022	196,779

Ultimus Fund Solutions, LLC (the “Administrator”) provides the Fund with administration, fund accounting, transfer agent and compliance services, including all regulatory reporting. For fiscal year ended June 30, 2019, the Administrator earned fees of $28,962 for administration services, $29,185 for fund accounting services, $17,725 for transfer agent services, and $11,784 for compliance services. At June 30, 2019, the Fund owed the Administrator $8,100 for such services.

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Trustee of the Trust receives annual compensation of $2,070 per Fund from the Trust, except that the Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Governance & Nominating Committee, and the Chairman of the Pricing & Liquidity Committee each receives annual compensation of $2,520 per Fund from the Trust. Prior to January 1, 2019, these fees were $1,850 and $2,300 for non-chairmen and chairmen, respectively. Trustees also receive $1,000 for attending each special in-person meeting. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Certain officers of the Trust are employees of the Administrator or Ultimus Fund Distributors, LLC (the “Distributor”). The Distributor acts as the principal distributor of the Fund’s shares. The Distributor operates as a wholly-owned subsidiary of the Administrator. An officer of the Trust is an officer of the Distributor and such person may be deemed to be an affiliate of the Distributor. Officers, other than the Chief Compliance Officer, who is not an officer or employee of the Administrator or the Distributor, are not paid by the Trust for services to the Fund.

The Trust, on behalf of the Fund’s Service Class, which converted into the Fund’s Institutional Class on December 20, 2018, had adopted an Administrative Services Plan (the “Service Plan”). Pursuant to the Service Plan, the Service Class shares of the Fund paid an annual fee of up to 0.15% per year of the average daily net assets of the Service Class to financial intermediaries who provide ongoing account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other administrative, recordkeeping, sub-accounting and other administrative services for Service Class shareholders. Through December 20, 2018, the date the Service Class converted to the Institutional Class, the Service Class incurred fees of $10,726.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended June 30, 2019, purchases and sales of investment securities, other than short-term investments, were $12,025,533 and $22,263,778, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended June 30, 2019.

NOTE 6. FEDERAL TAX INFORMATION

At June 30, 2019, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross unrealized appreciation	$4,146,585
Gross unrealized depreciation	(9,478,190)
Net unrealized appreciation/(depreciation) on investments	$(5,331,605)

Tax cost of investments	$41,520,368

Silk Invest New Horizons Frontier Fund

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2019

The tax character of distributions for the fiscal years ended June 30, 2019 and June 30, 2018 were as follows:

Distributions paid from:	2019	2018
Ordinary income(a)	$2,672,468	$1,584,314
Long-term capital gains	—	1,020,165
Total distributions paid	$2,672,468	$2,604,479

(a)	Short term capital gain distributions are treated as ordinary income for tax purposes.

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to transfers in-kind.

At June 30, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$739,801
Accumulated capital and other losses	(3,482,176)
Unrealized depreciation	(5,331,605)
$(8,073,980)

As of June 30, 2019, the Fund had short-term and long-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $1,286,745 and $2,029,268, respectively.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods, although early adoption is permitted. Management has evaluated the implications of certain provisions of ASU 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Silk Invest New Horizons Frontier Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2019

To the Shareholders of Silk Invest New Horizons Frontier Fund and
Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Silk Invest New Horizons Frontier Fund (the “Fund”), a series of Unified Series Trust, as of June 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2019

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 through June 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During Period(a)	Annualized Expense Ratio
Silk Invest New Horizons Frontier Fund
Institutional Class	Actual	$1,000.00	$ 1,001.20	$ 8.63	1.74%
	Hypothetical (b)	1,000.00	1,016.17	8.70	1.74%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Hypothetical assumes 5% annual return before expenses.

OTHER FEDERAL INCOME TAX INFORMATION - (Unaudited)

The Form 1099-DIV you receive in January 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended June 30, 2019, the Fund designates 89% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Foreign Tax Credit Pass Through: The Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $0.50 and the foreign tax expense per share was $0.05.

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund. Chair, Investment Committees of Massachusetts Council of Churches (2011 – present) and Presbytery of Boston (2015- present). Minister Member, Presbytery of Boston, Presbyterian Church (USA) (1975 – present).

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans. Director, Lift Up Africa (2008-2018).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

TRUSTEES AND OFFICERS – (Unaudited) (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, Inc., a full-service bank, since 1998; Director of Lexington Chamber of Commerce since January 2017.

Previous: Chairman of The Lexington Convention and Visitors’ Bureau 2011 to 2018.

*	The business address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this Report, the Trust consists of, and each Trustee oversees, 16 series.

The following table provides information regarding certain Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013); CCO, FSI LBAR Fund (2013 to 2016).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC since February 2019; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015; Treasurer of Oak Associates Funds since April 2019; Treasurer of Centaur Mutual Funds Trust since April 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011 and CCO of Unified Financial Securities, LLC, since May 2017.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (800) 797-9745 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 797-9745 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Kenneth G.Y. Grant, Chairman

Daniel J. Condon

Gary E. Hippenstiel

Nancy V. Kelly

Stephen A. Little

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief
Financial Officer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Silk Invest Limited

68 Lombard Street

London, EC3V 9LJ

United Kingdom

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Silk Invest New Horizons Frontier Fund:	FY 2019	$18,500
	FY 2018	$18,500

(b)	Audit-Related Fees

Silk Invest New Horizons Frontier Fund	FY 2019	$0
	FY 2018	$0

(c)	Tax Fees

Silk Invest New Horizons Frontier Fund	FY 2019	$10,000
	FY 2018	$10,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Silk Invest New Horizons Frontier Fund	FY 2019	$0
	FY 2018	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	All of the services described in paragraphs (b) through (d) of Item 4 were pre-approved by the Audit Committee.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY2019	$0	$0
FY2018	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)	(1)	Code is filed herewith

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date	8/28/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date	8/28/19

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date	8/28/19